UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2017

RED HAT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33162	06-1364380
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 East Davie St., Raleigh, North Carolina 27601

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code (919) 754-3700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders

On August 10, 2017, Red Hat, Inc. (the “Company”) held its 2017 Annual Meeting of Stockholders (the “Annual Meeting”). Of the 177,520,416 shares of common stock outstanding as of June 15, 2017, the record date, 160,216,280 shares were represented at the Annual Meeting (in person or by proxy), constituting 90.25% of the outstanding shares entitled to vote.

At the Annual Meeting, stockholders of the Company (1) elected Sohaib Abbasi, W. Steve Albrecht, Charlene T. Begley, Narendra K. Gupta, Kimberly L. Hammonds, William S. Kaiser, Donald H. Livingstone and James M. Whitehurst as directors of the Company, each to serve for a one-year term expiring at the 2018 Annual Meeting of Stockholders, (2) approved a non-binding advisory resolution relating to the Company’s executive compensation, (3) participated in a non-binding advisory vote on the frequency of future advisory votes on executive compensation, and (4) ratified the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 28, 2018.

The final voting results are set forth below.

1.	The election of eight members to the Board, each to serve for a one-year term expiring at the 2018 Annual Meeting of Stockholders:

Nominee	For	Against	Abstain	Broker Non-Votes
Sohaib Abbasi	148,044,612	62,287	1,386,640	10,722,741
W. Steve Albrecht	147,464,820	640,257	1,388,462	10,722,741
Charlene T. Begley	147,709,671	400,572	1,383,296	10,722,741
Narendra K. Gupta	147,333,629	771,066	1,388,844	10,722,741
Kimberly L. Hammonds	148,061,800	48,395	1,383,344	10,722,741
William S. Kaiser	146,252,188	1,851,407	1,389,944	10,722,741
Donald H. Livingstone	147,637,644	467,162	1,388,733	10,722,741
James M. Whitehurst	144,482,572	3,628,899	1,382,068	10,722,741

2.	Approval, on an advisory basis, of the following non-binding resolution relating to the Company’s executive compensation:

RESOLVED, that the compensation paid to the Company’s Named Officers, as disclosed in the Compensation Discussion and Analysis section, compensation tables and narrative discussion of the Proxy Statement for the 2017 Annual Meeting of Stockholders, is hereby APPROVED.

For	Against	Abstain	Broker Non-Votes
146,344,187	1,604,779	1,544,573	10,722,741

3.	Non-binding advisory vote on the frequency of future advisory votes on executive compensation:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
137,197,056	418,201	10,456,419	1,421,863	10,722,741

4.	Ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 28, 2018:

For	Against	Abstain
155,397,460	3,402,235	1,416,585

In connection with the stockholder vote on Proposal No. 3, the Company determined that it will hold an advisory vote on the compensation of the Company’s named executive officers as disclosed in the proxy statement every year, until such time as the next advisory vote is submitted to the stockholders of the Company with regard to the frequency of future advisory votes on the compensation of the Company’s named executive officers, or the Board of Directors otherwise determines that a different frequency for such advisory votes is in the best interests of the stockholders of the Company.

Item 8.01.	Other Events

On August 10, 2017, the Board of Directors determined that, effective immediately, the number of directors would be fixed at eight.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 10, 2017	RED HAT, INC.

	By:	/s/ R. Brandon Asbill
		Name:	R. Brandon Asbill
		Title:	Assistant Secretary